EXHIBIT 10.1
                                                               ____________

                                 PHARMOS CORPORATION
                                       FORM OF
                               UNIT PURCHASE AGREEMENT


               THIS UNIT PURCHASE AGREEMENT is made as of September 14, 1995 by and between Pharmos Corporation (the "Company"), a Nevada corporation having its principal offices at 101 East 52nd Street, New York, NY 10022, and the parties listed on Exhibit A attached hereto (collectively, the "Investors").

                                      BACKGROUND
                                      __________

               A. The Company has provided the Investors with information regarding the Company and the Company's Common Stock, par value $.03 per share ("Common Stock").

               B. Based upon the Investors' review of the information provided to the Investors by the Company, the Investors' discussions with representatives of the Company, the Investors' independent investigation of the Company and their reliance on the warranties and representations made by the Company herein, the Investors desire to purchase an aggregate of _________ Units, each Unit consisting of one (1) share of Common Stock and .075 immediately detachable warrants to purchase one share of Common Stock ("Warrants"), upon the terms and conditions set forth herein.

               C. Based upon an investigation of the Investors' experience in financial investments, its reliance on the representations made by the Investors herein, and upon the Investors' ability to evaluate the merits and risks of the transaction contemplated hereby and to bear the economic risk thereof, the Company wishes to sell an aggregate of _________ Units to the Investors upon the terms and conditions set forth herein.

               NOW THEREFORE, in consideration of the premises and for other good and lawful considerations, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, do hereby agree:

                                      AGREEMENT
                                      _________

               1. Sale of Stock.

               1.1 Authorization. The Company has duly authorized the issuance and sale of 6,000,000 Units, of which _________ are being issued and sold in accordance with the terms of this Agreement.

               1.2 Sale of Units. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined) the

          Company shall sell and issue to each of the Investors, and each of the Investors shall purchase, the number of Units set forth opposite the Investors' respective names on Exhibit A attached hereto at a price of One Dollar and Fifty Cents ($1.50) per Unit. The shares of Common Stock included in the Units are referred to herein as the "Shares." The obligation of each of the Investors to purchase the Shares shall be several and not joint. The Warrants included in the Units will be issued in accordance with the provisions of the Warrant Agreement between the Company and [one of the two finders], on behalf of the Investors, the form of which is attached hereto as Exhibit B.

               1.3 Closing. The purchase and sale of the shares shall take place at the offices of the Company, New York, NY at 10:00 A.M. on September 14, 1995 or at such other time and place as the Company and the Investors shall mutually agree orally or in writing (which time and place are referred to herein as the "Closing"). At the Closing, the Company will deliver to each of the Investors (i) a copy of an irrevocable letter of instructions to the registrar and transfer agent of the Company's Common Stock relating to the issuance of certificates representing the Shares included in the Units and (ii) a certificate representing the Warrants included in the Units, against payment by each of them to the Company of the purchase price therefor by wire transfer of immediately available U.S. funds or other method acceptable to the Company, with certificates representing the Shares to be delivered to each Investor within ten (10) days after the Closing.

               1.4 Legend. The certificates representing the Shares to be issued at Closing will bear the following legend:

                    THE SHARES REPRESENTED BY THIS CERTIFICATE
                    HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED EXCEPT PURSUANT TO
                    (i) A REGISTRATION STATEMENT WITH RESPECT TO
                    SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH
                    ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH
                    ACT, OR (iii) ANY OTHER EXEMPTION FROM
                    REGISTRATION UNDER SUCH ACT RELATING TO THE
                    DISPOSITION OF SECURITIES.

               2. Representations and Warranties of the Company. The Company does hereby represent and warrant to the Investors that:

               2.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full power and authority to own or lease and to operate its properties and to conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

               2.2 Authority. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally and as may be limited by general equitable principles.

               2.3 Non-Contravention. The execution of, performance under and compliance with this Agreement by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute, with or without the passage of time or the giving of notice, a default under, or give to any person the right to exercise any remedy under, or to accelerate the maturity of, or to cancel, terminate or modify, or require a consent or waiver under, its Articles of Incorporation or By-laws (each as amended and presently in effect) or any indenture, lease, agreement or other instrument to which the Company is a party or by which it or any of its properties is bound.

               2.4 Capitalization. The authorized capital stock of the Company (immediately prior to the Closing) is 50,000,000 shares of Common Stock, par value $.03 per share, of which 23,130,679 shares are issued and outstanding, and 1,250,000 shares of undesignated preferred stock, no par value per share, of which no shares are issued. All of such outstanding common shares have been validly issued and are fully paid and non-assessable. No class of capital stock of the Company is entitled to preemptive rights. Since June 30, 1995, the Company has not changed the amount of its authorized capital stock or purchased any shares of its capital stock, or subdivided or otherwise changed any shares of any class of its capital stock, whether by way of reclassification, recapitalization, stock split or otherwise, or issued or reissued, or agreed to issue or reissue, any of its capital stock, except the issuance of 2,057,692 shares of Common Stock upon the conversion of $1,070,000 principal amount convertible debentures in July 1995 ($200,000 principal amount of convertible debentures having been converted in June 1995) pursuant to a Convertible Debenture Purchase Agreement dated February 7, 1995 (the "Convertible Debenture Private Placement") and has not since such date declared or paid any dividend in cash or stock or made any other distribution of assets to its shareholders. Except as described in the SEC Reports (as hereinafter defined) and pursuant to this Agreement, at the date hereof, there are no shares of capital stock or other equity securities of the Company's outstanding and no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of its capital stock or options, warrants or rights to purchase or acquire any shares of its capital stock.

               2.5 Validity of Shares. The Shares have been duly authorized and reserved for issuance and, upon their issuance in accordance with the terms hereof, will be validly issued, fully paid and non-assessable. The Common Stock is traded on NASDAQ SmallCap Market.

               2.6 SEC Reports. The Company has furnished each of the Investors copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, its Quarterly Report on Form 10-Q for the three months ended March 31, 1995, its Quarterly Report on Form 10-Q for the six months ended June 30, 1995, its Current Report on Form 8-K, dated April 10, 1995, its Current Report on Form 8-K, dated April 26, 1995, as amended, and its Current Report on Form 8-K, dated July 5, 1995 (collectively the "SEC Reports"), as filed with the Securities and Exchange Commission. The SEC Reports did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

               2.7 Compliance with Law. The Company is not in default with respect to any judgment, order, writ, injunction, decree or award, and the Company is not in violation of, and the business of the Company is presently being conducted so as to comply in all material respects with, applicable Federal, state and local governmental laws and regulations, including, without limitation, laws and regulations relating to environmental requirements (such as requirements in respect of air, water and noise pollution) drug testing, manufacturing and distribution, and to employment practices (such as practices in respect of discrimination, wage and hour and health and safety), all to the extent necessary to avoid any material adverse effect on the business, properties or financial condition of the Company.

               2.8 Use of Proceeds. The Company will use the proceeds of the sale of the Units for working capital purposes.

               2.9 Governmental Consent, etc. The Company is not required to obtain any consent, approval or authorization of, or to make any declaration or filing with, any governmental authority as a condition to or in connection with the valid execution, delivery and performance of this Agreement and the valid offer, sale or delivery of the Units, or the performance by the Company of its obligations in respect thereof.

               2.10 Taxes. The Company and its subsidiaries have filed or caused to be filed, or will file within the time period prescribed by law, all federal and state income tax returns which are required to be filed and have paid or caused to be paid all taxes to the extent that such taxes have become due and payable, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company has paid or caused to be paid, or has established reserves adequate in all material respects, for all Federal income tax liabilities and state income tax liabilities applicable to the Company for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

               2.11 Disclosure. Neither this Agreement nor the SEC Reports nor any written disclosure statement furnished to the Investors by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact which the Company has not disclosed to the Investors in writing which materially affects adversely the properties, business or financial condition of the Company and its subsidiaries taken as a whole or, so far as the Company can now reasonably foresee, will materially affect adversely the ability of the Company to perform this Agreement.

               2.12 Material Adverse Change. Except as disclosed in the SEC Reports or as otherwise previously summarized in writing to the Investors and identified as an exception to this representation (provided that such summary shall be accurate in all material respects, and shall not contain any material misstatements or omissions), there has been no material adverse change in the business, financial condition, or results of operations of the Company since June 30, 1995.

               2.13 Actions Pending. Except as described in the SEC Reports or as previously reported to the Investors in writing, there are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any properties or rights of the Company before any courts, governmental bodies, arbitration boards or other tribunals, which if decided adversely to the Company could reasonably be expected, individually or in the aggregate, to result in any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               2.14 ERISA. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code of 1986, as amended (the "Code")), whether or not waived, exists with respect to any Plan (as defined below) (other than a Multiemployer Plan (as defined below)). No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (other than a Multiemployer Plan) by the company which is or would be materially adverse to the Company taken as a whole. Neither the Company nor any of its subsidiaries has incurred any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the Company and its subsidiaries taken as a whole. The execution and delivery of this Agreement and the sale of the Units will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. As used in this Section 2.14, the term "Plan" shall mean an "employee pension benefit plan" (as defined in Section 392 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code; and the term "Multiemployer Plan" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

               2.15 Possession of Franchises, Licenses, etc. To the Company's best knowledge, the Company possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities that are necessary in any material respect for the ownership, maintenance and operation of their respective properties and assets, and to conduct the businesses now conducted or proposed to be conducted, and the Company is not in violation of any thereof in any material respect.

               2.16 Trademarks, Patents, etc. To the Company's best knowledge, the Company owns, or possesses the right to use to the extent necessary in its businesses, all trade secrets, trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other assets considered to be "intangible assets" in accordance with generally accepted accounting principles (collectively, "Intangible Assets") that are used or are necessary in any material respect in the conduct of its business as now operated. No such Intangible Asset, to the best knowledge of the Company, conflicts with the valid trade secret, trademark, trade name, copyright, patent, patent right or other Intangible Asset of any other person.

               2.17 Employee Matters. There is no strike, work stoppage or labor dispute with any union or group of employees pending or, to the best knowledge of the Company, threatened involving the Company.

               2.18 Financial Statements. The Company has furnished to each of the Investors the SEC Reports, which contain certain financial information. Said financial statements included in the SEC Reports, including in each case the related notes, fairly present the financial position of the Company as of the respective dates of said balance sheets and the results of the operations of the Company for the respective periods covered by said statements of operations and retained earnings and changes in financial position, and have been prepared in accordance with generally accepted accounting principles consistently applied by the Company throughout the periods involved and the Company has no knowledge of any material liabilities contingent or otherwise, not reflected in said balance sheet as of said date or in the SEC Reports.

               2.19 No Change of Control. Consummation of the transactions contemplated by this Agreement will not constitute a "change of control" or "change in control" or any other event of similar import as defined in any agreement to which the Company is a party, and will not subject any of the Investors to the provisions of Sections 78.378 through 78.3793 or Sections 78.411 through 78.444 of the Nevada Corporate law.

               2.20 No General Solicitation. The sale of the Units hereunder is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"). In connection with the issuance and sale of the Units, no form of general solicitation or general advertising was used by the Company or any of its representatives including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees had been invited by any general solicitation or general advertising. Except for the Convertible Debenture Private Placement and the issuance of 6,000,000 shares of Common Stock and certain warrants in connection with the Company's acquisition of Oculon Corporation in April 1995, no securities of the same class as the Shares have been issued and sold by the Company within the six month period immediately prior to the date hereof.

               3. Representation of the Investors. Each of the Investors severally but not jointly represents and warrants to the Company that:

               3.1 Investment. Each of the Investors is acquiring the Units for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof which would be in violation of the securities laws of the United States, and any sale, transfer or other disposition of any Shares by Investor will be made in compliance with all applicable provisions of the Securities Act of 1933 as amended (the "Securities Act") and the rules and regulations promulgated thereunder.

               3.2 Authority. Each of the Investors has full power and authority to enter into, to perform under and comply with this Agreement and this Agreement constitutes the valid and binding obligation of each of the Investors enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws limiting the rights and remedies of creditors generally and as may be limited by general equitable principles.

               3.3 Experience. Each of the Investors is knowledgeable as to the business of the Company and has received all information that it has requested from the Company. Each of the Investors has adequate net worth and means of providing for its current needs and contingencies to sustain a complete loss of its investment in the Company.

               3.4 Accredited Investor. Each of the Investors is an Accredited Investor as such term is defined in the Securities Act, Rule 501(a).

               3.5 Non-Contravention. The execution of, performance under and compliance with this Agreement by the Investors will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute, with or without the passage of time or the giving of notice, a default under, or require a consent or waiver under, any indenture, lease, agreement or other instrument to which any of the Investors is a party or by which any of the Investors or any of its properties is bound except as would not have a material adverse effect on the business, financial condition or results of operations of such Investors.

               3.6 Ownership of Company Securities. Each of the Investors owns that number of shares of Common Stock of the Company as of the date hereof as set forth on Exhibit A hereto.

               4. Closing Conditions. The obligations of each of the parties hereto shall be subject to the satisfaction or waiver of each of the following conditions:

               4.1 No Judgments or Actions. There shall not be in effect a judgment, order or decree of a court of competent jurisdiction that prevents or delays the consummation of the transactions contemplated hereby. There shall not be any actions, suits, investigations or proceedings pending or to the best knowledge of the Company threatened against or affecting the Company or its properties which, if adversely determined, would interfere with or adversely affect the issuance of the Shares or the Warrants.

               4.2 Representations and Warranties. The representations and warranties of the other party hereto shall have been true when made and shall be true at and as of the Closing as though made at and as of such date.

               4.3 Approvals and Consents. The Company shall have received all consents and approvals required in connection with the issuance of the Shares and the Warrants, including, without limitation, those required by law, any contract or agreement to which the Company is a party or any securities exchange on which the Company's securities are listed or quoted.

               4.4 Officer's Certificate. The Company shall have delivered the certificate of an executive officer of the Company to the effect that the foregoing conditions to closing have, to such officer's best knowledge, been satisfied.

               4.5 Legal Opinion. A favorable written opinion of Fitzpatrick Eilenberg & Zivian, counsel to the Company, in a form satisfactory to the Investors shall have been delivered with respect to due authorization and valid issuance of the Shares and the Warrants, due execution and enforceability of this Agreement, and good standing of the Company. Such counsel may rely as to matters of Nevada law on an opinion of local counsel.

               4.6 Satisfactory Proceedings. All proceedings taken in connection with the sale of the Shares and all documents relating thereto shall be satisfactory in form and substance to each of the Investors. Each of the Investors shall have received copies of such documents as they may request in connection with the Closing, or as a basis for the Closing opinions, all in form and substance satisfactory to each of the Investors.

               5. Adjustment Upon Changes in Capitalization. In the event of any change in the Company's common stock prior to the Closing by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like, the number of Units and the purchase price per Units provided for hereunder shall be adjusted proportionately.

               6. Investor Covenants. Each of the Investors covenants severally but not jointly that:

               6.1 Press Release. The Investor shall not issue any press relating to the sale and acquisition of the Units and related matters contemplated hereby without the prior approval of the Company.

               6.2 Confidentiality. The Investor acknowledges and agrees that any information or data he has acquired from the Company, not otherwise properly in the public domain, was received in confidence. The Investor agrees (and agrees to cause his officers, employees, agents, representatives and directors) not to, without the Company's consent, divulge, communicate or disclose any confidential information they have obtained prior to the date hereof with respect to the Company, except as may be required by law, or as may be necessary to disclose to its attorneys, accountants and other advisors (but only to the extent such individuals agree to be bound by the confidentiality provisions hereof). The Investor's obligation under this Section
          6.2 shall cease as to any information or data which after its acquisition from the Company became or becomes generally available to the public otherwise than as a result of a disclosure by the Investor or anyone to whom he, directly or indirectly, transmits such information or data in violation of this Section 6.2.

               7. Registration Rights. The Investors shall have the registration rights with respect to the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") set forth in Exhibit C hereto.

               The Company acknowledges that the Investors have made demand for the registration of all of the Shares and the Warrant Shares under and in accordance with the provisions of the Securities Act (as defined in said Exhibit). The Company will file the Demand Registration (as defined in said Exhibit) within 60 calendar days after the Closing.

               8.   Miscellaneous.

               8.1 Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

               8.2 Termination. This Agreement will terminate automatically and be of no further force or effect, and none of the parties hereto will have any further obligations in respect hereof, on September 30, 1995, if the purchase of Units pursuant hereto shall not have taken place on or prior to that date. This Agreement may also be terminated by mutual consent of the parties hereto or by either party if the other party breaches this Agreement.

               8.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by cable, telegraph or telex, Federal Express or other recognized overnight courier by mail (registered or certified mail, postage prepaid, return receipt requested) or by facsimile transmission to the respective parties as follows:

                    If to Investors, to: Each of the addresses set forth on Exhibit A hereto.

                    With a copy to:

                    Robert Cohen, Esq.
                    Bryan Cave LLP
                    245 Park Avenue, 40th Floor
                    New York, NY 10167
                    Fax No. 212-692-1900

                    If to the Company, to:

                    Pharmos Corporation
                    101 East 52nd Street
                    New York, NY 10022
                    Fax No. 212-223-4669

                    With a copy to:

                    Adam D. Eilenberg, Esquire
                    Fitzpatrick Eilenberg & Zivian
                    666 3rd Avenue, 30th Floor
                    New York, NY 10017
                    Fax No. 212-986-2399

          or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               8.4 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Company or the Investors in connection herewith shall survive the execution and delivery of this Agreement, the sale and purchase of the Units and any disposition thereof, regardless of any investigation made by or on behalf of the Investors or the Company, as the case may be.

               8.5 Indemnification. Each of the Company on the one hand and the Investors on the other hand agrees to indemnify and to hold the other harmless against and in respect of any and all losses, damages, costs and expenses, including, without limitation, reasonable attorneys' fees, as incurred by the indemnified party, by reasons of a breach of any of the express representations, warranties or covenants and agreements of the other made in this Agreement, or otherwise on account of the transactions contemplated herein except that each Investor shall only be liable to the Company for breaches of representations and warranties with respect to itself only.

               8.6 Financial Advisor. The parties hereto acknowledge that [one of the two finders] acts as financial advisor to the Company for which services it is compensated.

               8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the substantive law of the State of New York without giving effect to the principles of conflict of laws thereof.

               8.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                        PHARMOS CORPORATION


                                        By:    /s/ S. COLIN NEILL
                                             ______________________________
                                             S. Colin Neill


                                        INVESTORS:


                                               /s/ INVESTORS
                                             ______________________________
                                             Name (Print):

                                                                  EXHIBIT A
                                                                   TO UNIT
                                                         PURCHASE AGREEMENT



                                      Investors
                                      _________


                                                  No. Shares     No. of
                      Name, Address,              Held Prior      Units
                  Fax No. and Tax ID No.          to Closing    Purchased
                  ______________________          __________    _________

                                                                  EXHIBIT B
                                                                    TO UNIT
                                                         PURCHASE AGREEMENT

                              Form of Warrant Agreement
                              _________________________


               WARRANT AGREEMENT dated as of September 14, 1995 between PHARMOS CORPORATION, a Nevada corporation (the "Company"), and [one of the two finders] (the "Investor Rep"), on behalf of the persons whose names and addresses are set forth on annexed hereto (the "Holders").

                                 W I T N E S S E T H:
                                 _ _ _ _ _ _ _ _ _ _

               WHEREAS, pursuant to the terms of the Unit Purchase Agreement dated as of September 14, 1995 between the Company and the Holders (the "Unit Purchase Agreement"), the Holders shall be issued an aggregate of [450,000, allocated 240,000 and 210,000 to the two finders' investors] four-year warrants to purchase [240,000 or 210,000] shares of Common Stock of the Company ("Common Stock") at an exercise price of $1.80 per share.

               NOW, THEREFORE, in consideration of the premises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Issue. The Company hereby issues to each Holder a certificate (the "Warrant Certificate") dated as of the date hereof providing each such Holder with the right to purchase, at any time after the first anniversary date of the date hereof until 5:30 p.m., New York time, on the fifth anniversary of the date hereof, that number of shares of Common Stock set forth opposite his or her name on Exhibit I (the "Warrant Shares") (subject to adjustment as provided in Section 8 hereof) at an initial exercise price (subject to adjustment as provided in Section 8 hereof) equal to $1.80 per share. Except as set forth herein, the Warrant Shares issuable upon exercise of the Warrants are in all respects identical to the shares of Common Stock to be issued in connection with the purchase of Units under the Unit Purchase Agreement.

               2. Warrant Certificates. The Warrant Certificates to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit X, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement.

               3. Exercise of Warrant. The Warrants, when initially exercisable, are exercisable at an aggregate initial exercise price per share set forth in Section 6 hereof payable by certified check or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices in New York (presently located at 101 East 52nd Street, New York, New York 10022) the registered holder of a Warrant Certificate (individually a "Holder" and sometimes collectively the "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

               4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for Warrant Shares or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

               The Warrant Certificates and the certificates representing the Warrant Shares (and/or other securities, property or rights issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or any Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or any Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

               5. Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof. The Warrants may be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, without restriction, subject to compliance with applicable securities laws.

               6.   Exercise Price.

                6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be the price set forth in Section 1 hereof per Warrant Share issued thereunder. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

                6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

               7.   Registration Rights.

                7.1 Registration Under the Securities Act of 1933. The Warrants, the Warrant Shares and any of the other securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in whole or in part, of the Warrants, certificates representing the Warrant Shares underlying the Warrants, and any of the other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend unless such Warrant Shares previously have been registered under the Act in accordance with the terms hereof:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                 7.2 Registration. The Company acknowledges that in connection with the Unit Purchase Agreement, it has granted to the Holders certain registration rights with respect to the Warrant Shares. The Company hereby covenants and agrees that any

          Holder of the Warrants and the Warrant Shares has all of the rights, and is subject to all of the obligations, set forth in the registration provisions in Section 7 and Exhibit D of the Unit Purchase Agreement with respect to the registration of the Warrant Shares.

               8.  Adjustments to Exercise Price and Number of Securities.

                8.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                8.2 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.


                8.3 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

                8.4 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                    (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants.

                    (b) If the amount of said adjustment shall be less than two cents (2 ) per Warrant Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2 ) per Warrant Share.

                    (c) Upon the issuance or sale of Common Stock or warrants, options or convertible securities, to be issued and/or sold to employees, advisors, directors or officers of, or consultants to, the Company or any of its subsidiaries pursuant to a stock grant, stock option plan, stock purchase plan, pension or profit sharing plan or other stock agreement or arrangement currently existing or approved by the Company's Board of Directors.

                    (d) Upon the issuance of shares of Common Stock, warrants, options and convertible securities pursuant to warrants, options and convertible securities outstanding as of the date hereof.

                    (e) Upon the issuance of shares of Common Stock, warrants, options and convertible securities in connection with strategic partnerships or other business and/or product consolidations or joint ventures.

               9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

               Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

               10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

               11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed and/or quoted on NASDAQ.

               12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders by virtue of their holding the Warrant the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                    (a) the Company shall take a record of the holders of
               its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                    (b) the Company shall offer to all the holders of its
               Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                    (c) a dissolution, liquidation or winding up of the
               Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

          then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale or any such earlier date that notice of such event is given to stockholders of the Company. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

               13.  Notices.

               All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

                    (a) If to the registered Holder of the Warrants, to the
               address of such Holder as shown on the books of the Company;
               or

                    (b) If to the Company, to the address set forth in
               Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

               14. Supplements and Amendments. The Company and the Investor Rep may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Investor Rep may deem necessary or desirable and which the Company and the Investor Rep deem shall not adversely affect the interests of the Holders of Warrant Certificates.

               15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

               16. Termination. This Agreement shall terminate at the close of business on the fifth anniversary of the issuance of the Warrants.

               17. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York without giving effect to the rules of the State of New York governing the conflicts of laws.

               18. Entire Agreement; Modification. This Agreement (including the Unit Purchase Agreement, to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

               19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

               20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

               21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor Rep and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Investor Rep and any other Holder(s) of the Warrant Certificates or Warrant Securities.

               22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                        PHARMOS CORPORATION

                                        By:______________________________
                                           Name:
                                           Title:


                                        _________________________________
                                        [Investor Rep], on behalf of the
                                        persons whose names and addresses
                                        are set forth on Exhibit I annexed
                                        hereto

                                                                  EXHIBIT I
                                                                         TO
                                                          WARRANT AGREEMENT

                                       Holders
                                       _______


          Name, Address                               No. of Warrant Shares
          _____________                               _____________________

                                                                  EXHIBIT X
                                                                         TO
                                                          WARRANT AGREEMENT

                            [FORM OF WARRANT CERTIFICATE]

          THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR
          (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                               EXERCISABLE ON OR BEFORE
          5:30 P.M., NEW YORK TIME, _____________, 1996 [1st Anniversary of Closing Date]

          No. W-95A-1                                      _______ Warrants



                                 WARRANT CERTIFICATE

                   This Warrant Certificate certifies that ________________ [Name of holder ] or his registered assigns, is the registered holder of _______ Warrants to purchase initially, at any time from ___________, 1996 [1st Anniversary of Closing Date] until 5:30 p.m. New York time on ____________, 2000 [5th anniversary date] ("Expiration Date"), up to _______ fully-paid and non-assessable shares of common stock, par value $.03 per share ("Common Stock") of PHARMOS CORPORATION, a Nevada corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), equal to $1.80 per share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of __________, 1995 [Closing Date] between the Company and _______ _________, on behalf of the persons whose names and addresses are set forth on Exhibit I annexed thereto (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified check or official bank check in New York Clearing House funds payable to the order of the Company.

                   No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

                   The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

                   The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

                   Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

                   Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

                   The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                   All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

                   IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

          Dated as of September __, 1995.


                                        PHARMOS CORPORATION


                                        By: ______________________________
                                            Name:  Colin Neill
                                            Title: Acting Secretary and
                                                   Chief Financial Officer

                           [FORM OF ELECTION TO PURCHASE]

                   The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase shares of Common Stock and herewith tenders in payment for such securities a certified check or official bank check payable in New York Clearing House Funds to the order of PHARMOS
          CORPORATION in the amount of $_____, all in accordance with the terms of Section 3 of the Warrant Agreement dated as of ___________, 1995 between Pharmos Corporation an
          _________________, on behalf of the persons whose names and addresses are set forth on Exhibit I annexed thereto. The undersigned requests that a certificate for such securities be registered in the name of whose address is ______________________ and that such Certificate be delivered to _______________________ whose address is ________________________________________.


          Dated: ______________         Signature __________________________
                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of the
                                        Warrant Certificate.)


                                        __________________________________
                                        (Insert Social Security or Other
                                        Identifying Number of Holder)

                                [FORM OF ASSIGNMENT]



               (To be executed by the registered holder if such holder
                    desires to transfer the Warrant Certificate.)


                   FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto

              ________________________________________________________
                   (Please print name and address of transferee)

          this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


          Dated: ______________          Signature: ________________________
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the
                                         Warrant Certificate.)



                                         _________________________________
                                         (Insert Social Security or Other
                                         Identifying Number of Assignee)

                                                                 EXHIBIT C
                                                                   TO UNIT
                                                        PURCHASE AGREEMENT

                                 Registration Rights
                                 ___________________

               1. Certain Definitions. As used in this Exhibit C, the following terms shall have the following meanings, with terms not otherwise defined herein having the same meaning as set forth in the Unit Purchase Agreement dated as of September 14, 1995 (the "Agreement") to which this Exhibit C is appended and constitutes a part.

                    (a)  "Holder" shall mean any holder of Shares.

                    (b) The terms "Register", "Registered" and "Registra-tion" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended ("Registration
               Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                    (c) "Registration Expenses" shall mean all expenses incurred by Pharmos in complying with this Exhibit C, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

                    (d) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Shares pursuant to a Registration and all fees and disbursements of counsel for any Holder.

                    (e) "Shares" shall mean all shares of Common Stock of the Company sold in connection with the sale of Units pursuant to the Agreement.

                    (f) "Warrant Shares" shall mean all shares of Common Stock issuable upon exercise of the Warrants included in the Units pursuant to the Agreement.

               2.   Shelf Registrations.

                    (a) Shelf Registration of Shares and Warrant Shares. The Company shall file, within 60 days following the Closing under the Agreement, and use its best efforts to cause to be declared effective, a "shelf" registration statement on any form appropriate pursuant to Rule 415 (or any similar rule then in effect) under the Securities Act of 1933, as amended (the "1933 Act"), registering the resale by the holders thereof of all of the Shares and the Warrant Shares.

                    (b) Number of Shelf Registrations; Effective Period. The Holders of the Shares and Warrant Shares will be entitled to one Registration for the Shares and the Warrant Shares and the Company will pay all Registration Expenses. The Company hereby represents and warrants that it is currently eligible to use Form S-3 to effect the Regis-tration referred to in this Exhibit C and covenants and agrees timely to file all reports required under the 1934 Act prior to the filing of the Registration Statement and to use its best efforts to remain eligible to use Form S-3 and to keep the Registration Statement effective until three years following the effectiveness of the Registration Statement. The Registration shall not involve an underwritten offering.

               3. Blue Sky. The Company will exercise its best efforts to register and qualify the Shares and Warrant Shares included in the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business, to file a general consent to service of process, or to subject itself to taxation in any state or jurisdiction in which it is not now so qualified or taxed.

               4. Expenses of Registration. All Registration Expenses incurred in connection with the Registration Statement shall be borne by the Company. All Selling Expenses shall be borne by the Holders of the Shares and Warrant Shares on the basis of the number of shares sold by them.

               5.   Registration Procedures.

                    (a) Advice by the Company. The Company will keep each Holder whose Shares and Warrant Shares are included in the Registration Statement advised as to the initiation and completion of such Registration. At its expense the Company will (i) furnish such number of prospectuses (including preliminary prospectuses) and other documents as any such Holder from time to time may reasonably request; and (ii) furnish to each of the Holders, upon the effectiveness of the Registration Statement and upon each change in facts set forth in such memorandum, a memorandum of counsel advising as to the status of its registration and qualification of its Shares and Warrant Shares under the securities or Blue Sky laws of those jurisdictions reasonably requested by the Holders pursuant to Section 3.

               In addition, the obligation of the Company to maintain the effectiveness of any Registration Statement shall be suspended with respect to any Shares or Warrant Shares held by a Holder at any time following the sale of such Shares or Warrant Shares pursuant to Rule 144(k) or through the Registration Statement, or if the legend(s) referred to in
               Section 1.4 of the Agreement are otherwise removed with the consent of the Company's counsel.

                    (b) Amendments. The Company will promptly prepare and file with the SEC such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement as the Company determines may be necessary or appropriate, and use its best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the SEC; and notify the Holders of any Shares or Warrant Shares included in such Registration Statement and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed (because the Registration Statement has become inaccurate or otherwise) or has been filed and, with respect to any post-effective amendment, when the same has become effective.

               6. Information Furnished by Holder. It shall be a condition precedent to the Company's obligations to register the Shares and Warrant Shares held by each individual Holder hereunder that such Holder furnish to the Company in writing such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request.

               7.   Indemnification.

                    (a) The Company's Indemnification. The Company will indemnify each Holder, each of its officers, directors and constituent partners, and each person controlling such Holder, with respect to which Registration, qualification or compliance has been effected pursuant hereto, against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Holder, and each person who controls any such Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld and may not be withheld unless the Company has acknowledged in writing the Holder's right to indemnity under such claim); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, or controlling person and stated in writing to be for use in connection with the offering of securities of the Company. Notwithstanding the above, the foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the SEC at the time the Registration Statement becomes effective or a prospectus filed with the SEC pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any Holder, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the 1933 Act and if the Final Prospectus corrected the untrue statement or omission or alleged untrue statement or omission.

                    (b) Holder's Indemnification. Each Holder will, if Shares or Warrant Shares held by such Holder are included in the Registration Statement being effected pursuant hereto, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of the 1933 Act, and each other such Holder, each of its officers, directors and constituent partners and each person controlling such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the failure by the Holder to deliver a Final Prospectus to any person as required by any rule or regulation promulgated under the 1933 Act, and will reimburse the Company, such other Holders, such directors, officers, partners, persons, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of the Company; provided, however, that each Holder's liability under this Section 7(b) shall not exceed such Holder's proceeds from the offering of his Shares and\or Warrant Shares made in connection with such Registration.

                    (c) Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holders of a majority of the Shares and Warrant Shares).

                    (d) Contribution. If the indemnification provided for in this Section 7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim. Notwithstanding the foregoing each Holder's liability for contribution under this Section 7(d) shall not exceed such Holder's proceeds from the offering of his Shares and/or Warrant Shares made in connection with any Registration.

               8.   No-Action Letter or Opinion of Counsel in Lieu of
          Registration.   Notwithstanding anything else herein, if the
          Company shall have obtained from the SEC a "no-action" letter in which the SEC has indicated that it will take no action if, without Registration under the 1933 Act, any Holder disposes of Shares or Warrant Shares covered by any request for Registration made under this Exhibit C in the specific manner in which such Holder proposes to dispose of the Shares or Warrant Shares included in such request (such as including, without limitation, inclusion of such Shares or Warrant Shares in an underwriting initiated by either the Company or the Holders), or if in the opinion of counsel for the Company concurred in by counsel for such Holder, which concurrence shall not be unreasonably withheld, no Registration under the 1933 Act is required in connection with such disposition, due to the applicability of Rule 144(k) as promulgated under the 1933 Act (or any successor provision), the Shares or Warrant Shares included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Shares or Warrant Shares not so disposed of shall be eligible for Registration in accordance with the terms hereof with respect to other proposed dispositions to which this Section 8 does not apply. In addition, the obligation of the Company to file or maintain the effectiveness of any Registration Statement shall be suspended with respect to any Shares held by a Holder following such time.